Notes Receivable - Additional Information (Detail) (Notes Receivables) In Millions, unless otherwise specified			1 Months Ended
	Apr. 13, 2010 USD ($)	Apr. 13, 2010 EUR (€)	Apr. 13, 2010 Other Investments USD ($) Entity	Apr. 13, 2010 Other Investments EUR (€)	Apr. 13, 2010 Other Investments Three Month LIBOR
Aggregate value of Mortgage Note Receivable, including amount attributable to other note holders	$ 581	€ 427
Number of hotels that secure notes receivable			6	6
Notes Receivable, face value			87	64
Interest rate			3.80%	3.80%
Recorded interest income			$ 1.6	€ 1.2
Anticipated coverage requirement description			We record interest income on the loan based on the implicit interest rate required to accrete the book value of the receivable to an amount equal to the expected cash receipts for both the principal and interest through maturity. For 2010, we recorded interest income of €1.2 million ($1.6 million). The borrower exercised its first of two, one-year extension options in October 2010. The execution of the second one-year extension is subject to debt service coverage requirements.	We record interest income on the loan based on the implicit interest rate required to accrete the book value of the receivable to an amount equal to the expected cash receipts for both the principal and interest through maturity. For 2010, we recorded interest income of €1.2 million ($1.6 million). The borrower exercised its first of two, one-year extension options in October 2010. The execution of the second one-year extension is subject to debt service coverage requirements.
Basis points in addition to libor					3.03%